UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2015

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 5, 2015, Dr Pepper Snapple Group, Inc. (the "Company") issued a press release announcing that Antonio Carrillo has joined the Company's Board of Directors (the "Board") effective today. Mr. Carrillo was designated as an independent director and will stand for re-election at the annual stockholder's meeting occurring on May 21, 2015.

Mr. Carrillo is currently serving as Chief Executive Officer of Mexichem S.A.B., ("Mexichem"), a global specialty chemical company that is one of the largest companies traded on the Mexican Stock Exchange. Prior to joining Mexichem, Mr. Carrillo spent 16 years at Trinity Industries, Inc., where he held several executive positions. His most recent position was that of Group President and Senior Vice President based at the Company’s headquarters in Dallas, Texas. Mr. Carrillo has served as a director of Trinity Industries, Inc. since September 2014.

As a non-management member of the Board, Ms. Carrillo will receive an annual retainer of $100,000 and an award for restricted stock units equal to $130,000 in remuneration for his services in 2015.

There are no arrangements or understandings known to the Company between Mr. Carrillo and any other person pursuant to which he was elected as a director.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On February 5, 2015, the Company issued a press release announcing that its Board of Directors declared a dividend of $0.48 per share on the company’s common stock-a 17.1% increase in the dividend rate. The dividend is payable in U.S. dollars on April 7, 2015, to the shareholders of record at the close of business on March 16, 2015. In addition, the Company announced that its Board of Directors authorized the repurchase of up to an additional $1 billion of the company’s common stock. In total, the Company has now authorized $4 billion of share repurchases. Through the third quarter of 2014, the Company repurchased $2.7 billion of its common stock.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1 --Dr Pepper Snapple Group, Inc. Press Release dated February 5, 2015--"Dr Pepper Snapple Group Adds Antonio Carrillo to Board".

99.2 -- Dr Pepper Snapple Group, Inc. Press Release dated February 5, 2015--"Dr Pepper Snapple Group Raises Quarterly Dividend 17.1% and Authorizes Additional $1 Billion Share Repurchase Program".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

February 5, 2015	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated February 5, 2015--"Dr Pepper Snapple Group Adds Antonio Carrillo to Board".
99.2	Dr Pepper Snapple Group, Inc. Press Release dated February 5, 2015 -- "Dr Pepper Snapple Group Raises Quarterly Dividend 17.1% and Authorizes $1 Billion Share Repurchase Program".